-------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2002


                          UNITED INDUSTRIES CORPORATION
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


          333-76055                                       43-1025604
          ---------                                       ----------
   (COMMISSION FILE NUMBER)                           (I.R.S. EMPLOYER
                                                   IDENTIFICATION NUMBER)


                               8825 PAGE BOULEVARD
                            ST. LOUIS, MISSOURI 63114
                            -------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)


                                 (314) 427-0780
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

-------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

On December 6, 2002, United Industries Corporation (the Company), conducting business as Spectrum Brands, announced its acquisition of WPC Brands, Inc. The acquisition resulted in the addition of certain complementary products to the Company's portfolio of brands, including the Repel(R) insect repellant brand.

A copy of the press release is being filed as Exhibit 99.1 with this report.

------------------------------------------------------------------------------=

ITEM 7.  EXHIBITS.



EXHIBIT
NUMBER           EXHIBIT DESCRIPTION
-------          -------------------
99.1             Press release dated December 6, 2002.

-------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     UNITED INDUSTRIES CORPORATION,
                                     ------------------------------
                                     Registrant

Dated: December 9, 2002

                                     By: /s/ Daniel J. Johnston
                                         ---------------------------------
                                     Name:   Daniel J. Johnston
                                     Title:  EXECUTIVE VICE PRESIDENT AND
                                             CHIEF FINANCIAL OFFICER (PRINCIPAL
                                             FINANCIAL AND ACCOUNTING OFFICER)

-------------------------------------------------------------------------------

                                  EXHIBIT INDEX



EXHIBIT
NUMBER           EXHIBIT DESCRIPTION
-------          --------------------
99.1             Press release dated December 6, 2002.